SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 13, 2003
                                                        -----------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



        NEW YORK                   11-2636089                    1-12451
        --------                   ----------                    -------
     (State or other        (Commission File Number)          (IRS Employer
     jurisdiction of                                         Identification
      incorporation)                                             Number)




          1850  MCDONALD  AVENUE,  BROOKLYN,  N.Y.                     11223
          ----------------------------------------                     -----
          (Address  of  Principal  Executive  Offices)               (Zip Code)



                         Registrant's telephone number,
                      including area code, (718) 375-6700
                                           --------------


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ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          Exhibit
          Number         Description of Exhibit
          ------         ----------------------

          99.1 November 13, 2003 New York Health Care, Inc. earnings release regarding the third quarter ended September 30, 2003.


ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 13, 2003, New York Health Care issued a press release on the subject of its consolidated financial results for the third quarter ended September 30, 2003. A copy of that press release is attached to this report as
Exhibit  99.1.

     The  press  release  contains  a "non-GAAP financial measure" as defined in
Item 10 of Regulation S-K under the Securities Exchange Act of 1934. The non-GAAP financial measure consists of a brief discussion of what the $1,099,192, or $.05 per share, consolidated net loss for the three months ended September 30, 2003 would have been if New York Health Care had not recorded a non-cash expense of $461,000, which resulted from the issuance of stock options to consultants. The press release noted that absent the non-cash expense charge, the consolidated net loss for the three months ended September 30, 2003 would have been $638,000, including $51,000 of net income from operations of the home health care segment offset by $638,000 of operating losses of the Bio Balance segment, related primarily to product development and general and administrative expenses, as compared to the prior year's net loss for the third quarter of $254,926, or $.01 per share.

     Management believes that the information contained in the press release reconciles the non-GAAP financial measure with the most directly comparable GAAP financial measure, and that the press release provides useful information to investors to aid them in understanding the presentation of New York Health Care's consolidated financial results for the third quarter ended September 30, 2003 in its Form 10-Q report filed November 13, 2003, because the non-GAAP financial measure reflection of the actual operational results permits a comparison of operating results between the third quarters of 2002 and 2003.

     In accordance with General Instructions B.6 of Form 8-K, the information in this Item 12 and in Exhibit 99.1 shall neither be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 20, 2003                        NEW YORK HEALTH CARE, INC.



                                         By:  /s/ Jacob Rosenberg
                                              -------------------
                                              Jacob Rosenberg
                                              Vice President and Chief Operating
                                              Officer, Chief Financial and
                                              Accounting Officer, and Secretary


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